EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Diverse Development Group, Inc. (the “Registrant”) on Amendment No. 1 to Form 10-Q/A for the period ended June 30th, 2017 as filed with the Securities and Exchange Commission on the date hereof, I, Christopher Kiritsis, Chief Executive Officer and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. Based on my knowledge, the Quarterly Report on Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in such Quarterly Report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 21st, 2018

/s/ Christopher Kiritsis
Christopher Kiritsis
President